SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                    X
Filed by a Party other than the Registrant

Check the appropriate box:

           Preliminary Proxy Statement
           Confidential, for use  of  the Commission Only (as permitted by Rule
             14a-6(e)(2))
    X      Definitive Proxy Statement
           Definitive Additional Materials
           Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                  FIRST MID-ILLINOIS BANCSHARES, INC.
           (Name of Registrant as Specified in its Charter)

                  FIRST MID-ILLINOIS BANCSHARES, INC.
              (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

    X      No fee required.

           Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
           1)   Title of each class of securities to which transaction applies:
           2)   Aggregate number of securities to which transaction applies:
           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
           4)   Proposed maximum aggregate value of transaction:
           5)   Total fee paid:

           Fee paid previously with preliminary materials.

           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)   Amount Previously Paid:
           2)   Form, Schedule or Registration Statement No.:
           3)   Filing Party:
           4)   Date Filed:

                                   First
                         [LOGO]    Mid-Illinois
                                   Bancshares



                              April 15, 1999



Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of First Mid-Illinois Bancshares, Inc., I cordially invite you to attend the Annual Meeting of Stockholders of First Mid-Illinois Bancshares, Inc. to be held at 4:00 p.m. on May 19, 1999, in the lobby of First Mid-Illinois Bank & Trust, 1515 Charleston Avenue, Mattoon, Illinois.

     The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement discuss the business to be conducted at the meeting. We have also enclosed a copy of the Company's 1998 Report to the Owners and its Annual Report on Form 10-K for the recently completed fiscal year. At the meeting we will report on Company operations and the outlook for the year ahead. Directors and officers of the Company, as well as a representative of KPMG LLP, the Company's independent auditors, will be present to respond to any appropriate questions stockholders may have.

     I encourage you to attend the meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND, HOWEVER, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will ensure that your shares are represented at the meeting. If you have any questions concerning these matters, please do not hesitate to contact me at (217) 258-0493. We look forward with pleasure to seeing and visiting with you at the meeting.

                              Very truly yours,

                              FIRST MID-ILLINOIS BANCSHARES, INC.

                              /s/ Daniel E. Marvin, Jr.

                              Daniel E. Marvin, Jr.
                              CHAIRMAN



1515 Charleston Avenue  *  P.O. Box 499  *  Mattoon, IL 61938  *  Phone: (217)
                                   258-0493

                                   First
                         [LOGO]    Mid-Illinois
                                   Bancshares




                                NOTICE OF
                      ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD MAY 19, 1999

                    FIRST MID-ILLINOIS BANCHARES, INC.
                   1515 Charleston Avenue, P.O. Box 499
                         Mattoon, Illinois 61938
                             (217) 258-0493

NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders of First Mid-Illinois Bancshares, Inc. will be held in the lobby of First Mid-Illinois Bank & Trust, 1515 Charleston Avenue, Mattoon, Illinois, on Wednesday, May 19, 1999, at 4:00 p.m., local time.

The meeting is for the purpose of considering and acting upon:

1.   The election of two directors of the Company; and

2. Such other matters as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on April 1, 1999 as the record date for the determination of the stockholders entitled to vote at the meeting and any adjournments thereof.

You are requested to complete and sign the enclosed proxy card which is solicited by the Board of Directors and to mail it promptly in the enclosed return envelope.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Daniel E. Marvin, Jr.

Daniel E. Marvin, Jr.
CHAIRMAN

Mattoon, Illinois
April 15, 1999



1515 Charleston Avenue  *  P.O. Box 499  *  Mattoon, IL 61938  *  Phone: (217)
                                   258-0493

                                   First
                         [LOGO]    Mid-Illinois
                                   Bancshares



                             PROXY STATEMENT



                            GENERAL INFORMATION


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Mid-Illinois Bancshares, Inc. to be voted at the Annual Meeting of Stockholders to be held in the lobby of First Mid-Illinois Bank & Trust, 1515 Charleston Avenue, Mattoon, Illinois, on Wednesday, May 19, 1999, at 4:00 p.m., local time. The Board of Directors would like to have all stockholders represented at the meeting. Please sign and return your proxy card in the enclosed return envelope.

     The accompanying Notice of Annual Meeting, this Proxy Statement and the proxy card are first being mailed to stockholders on or about April 15, 1999. The Company's Annual Report on Form 10-K for the recently completed fiscal year, which includes consolidated financial statements of the Company, is also enclosed.

     The Company is a diversified financial services company which serves the financial needs of east central Illinois. The Company owns all the outstanding capital stock of First Mid-Illinois Bank & Trust, N.A., a national banking association with offices in Mattoon, Altamont, Arcola, Effingham, Charleston, Sullivan, Tuscola, Urbana and Neoga, Illinois, and Mid-Illinois Data Services, Inc., a data processing company ("Data Services").

     Only holders of record of the Company's Common Stock at the close of business on April 1, 1999 (the "Record Date") will be entitled to vote at the annual meeting or any adjournments or postponements of such meeting. On the Record Date, the Company had 2,017,513 shares of Common Stock issued and outstanding and 614 shares of Series A Preferred Stock issued and outstanding. In the election of directors, and for any other matters to be voted upon at the annual meeting, each issued and outstanding share of Common Stock is entitled to one vote. Holders of the Series A Preferred Stock are not entitled to vote their shares of Series A Preferred Stock at the annual meeting.

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. A stockholder who has executed a proxy has the power to revoke it at any time before it is voted by delivering written notice of revocation to the Secretary of the Company at 1515 Charleston Avenue, P.O. Box 499, Mattoon, Illinois 61938, by executing and delivering a subsequently dated proxy, or by attending the annual meeting and voting in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR SET FORTH BELOW.

     A quorum of stockholders is necessary to take action at the annual meeting. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock of the Company entitled to vote at the meeting will constitute a quorum. Votes cast by proxy or in person at the meeting will be tabulated by the inspector of election appointed for the meeting and will be counted as present for purposes of determining whether a quorum is present.

     The expenses of solicitation, including the cost of printing and mailing, will be paid by the Company. Proxies are being solicited principally by mail and by telephone. In addition, directors, officers and regular employees of the Company may solicit proxies personally, by telephone, by fax or by special letter. The Company may also reimburse brokers, nominees and other fiduciaries for their reasonable expenses in forwarding proxy solicitation material to beneficial owners.


              VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


     The following table sets forth, as of February 28, 1999, the number of shares of Common Stock beneficially owned by each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock (who are not also directors), each director nominee of the Company, each director, the "named executive officers" (as defined below) and all director nominees, directors and executive officers of the Company as a group.

                                                             AMOUNT AND NATURE OF                      PERCENT OF COMMON
NAME OF BENEFICIAL OWNER                                    BENEFICIAL OWNERSHIP<F1>                   STOCK OUTSTANDING
PRINCIPAL STOCKHOLDERS:
Margaret Lumpkin Keon                                             138,520<F2>                                6.8%
16 Miller Avenue, Suite 203
Mill Valley, California 94941
Mary Lumpkin Sparks                                               192,089<F3>                                9.4%
2438 Campbell Road, N.W.
Albuquerque, New Mexico 87104
DIRECTOR NOMINEES, DIRECTORS AND
NAMED EXECUTIVE OFFICERS:
Charles A. Adams                                                  136,779<F4>                                6.5%<F16>
Kenneth R. Diepholz                                                32,461<F5>                                1.6%<F16>
Richard Anthony Lumpkin                                           412,506<F6>                               19.9%<F16>
Daniel E. Marvin, Jr.                                              34,797<F7>                                1.7%<F16>
Gary W. Melvin                                                     94,533<F8>                                4.6%<F16>
William G. Roley                                                   42,152<F9>                                2.1%<F16>
William S. Rowland                                                 11,835<F10>                               0.6%<F16>
Ray Anthony Sparks                                                 48,296<F11>                               2.4%<F16>
John M. Remsen, Jr.                                                 5,372<F12>                               0.3%<F16>
Stanley E. Gilliland                                                8,414<F13>                               0.4%<F16>
John R. Kuczynski                                                   4,107<F14>                               0.2%<F16>
All directors and executive officers as                           832,079<F15>                              37.1%<F17>
a group (13 persons)

<F1>   Unless  otherwise  indicated,  the  nature  of  beneficial ownership for
       shares  shown in this column is sole voting and investment  power.   The
       information contained in this column is based upon information furnished to the Company  by  the  persons  named  above  and  the  members of the designated group.

<F2>   The   above  amount  includes  20,210  shares  obtainable  through   the
       conversion  of  Series  A  Preferred  Stock held by Ms. Keon and 118,310 shares held under the Margaret L. Keon  Trust, established under Article
       5 of the Mary G. Lumpkin Trust dated January  31,  1984,  of which trust
       Ms. Keon is trustee and beneficiary.

<F3>   The   above  amount  includes  20,210  shares  obtainable  through   the
       conversion of Series A Preferred Stock and 118,824 shares held under the
       Mary L. Sparks Trust, established under Article 5 of the Mary G. Lumpkin
       Trust dated  January  31, 1984, with respect to which shares Mrs. Sparks
       has no voting or investment  power.   The  shares held by this trust are
       also included in the number of shares reported  as beneficially owned by
       Mr. Richard A. Lumpkin in this table.  The above  amount  also  includes
       1,207  shares  held  directly  by Mrs. Sparks and 51,848 shares held  in trust for the benefit of Richard  Anthony  Lumpkin's  adult children for which  Mrs.  Sparks  serves as trustee and of which shares  Mrs.  Sparks disclaims beneficial ownership.

<F4>   The above amount includes  18,764  shares  of  Common  Stock  and 80,840 shares obtainable through the conversion of Series A Preferred Stock held by a corporation which Mr. Adams is deemed to control. The above amount also includes 2,086 shares held by Mr. Adams' spouse, over which shares Mr. Adams has no voting and investment power, and options to purchase 500 shares of Common Stock. The above amount does not include
       1,640 shares held by adult children of Mr. Adams.

<F5>   The  above  amount   includes   14,147  shares  obtainable  through  the
       conversion of Series A Preferred  Stock held by Mr. Diepholz and options to purchase 1,500 shares of Common Stock.

<F6>   The  above  amount  includes  20,210  shares   obtainable   through  the
       conversion  of  Series A Preferred Stock held by the Richard A.  Lumpkin
       Trust, of which Mr.  Lumpkin  is  trustee  and  beneficiary,  and 14,231 shares held by The Lumpkin Foundation, of which Mr. Lumpkin serves  as a
       director.   The above amount also includes 118,824 shares held under the
       Richard A. Lumpkin  Trust, and further includes 20,210 shares obtainable through the conversion  of  Series  A Preferred Stock and 118,824 shares held under the Mary Lee Sparks Trust,  of  which Mr. Lumpkin is trustee.
       Each such trust has been established under Article  5  of  the  Mary  G.
       Lumpkin  Trust  dated  January 31, 1984.  The above amount also includes
       42,035 shares held by McLeod  USA  Inc.,  of  which  Mr. Lumpkin is Vice
       Chairman  of  the  Board,  and of which shares beneficial  ownership  is disclaimed.  The above amount  also  includes  20,210  shares obtainable through  the  conversion  of Series A Preferred Stock and 45,924  shares held under the Gail Lumpkin  Trust, over which shares Mr. Lumpkin has no voting or investment power and of which Mr. Lumpkin disclaims beneficial
       ownership.   The above amount  also  includes  options to purchase 1,500 shares of Common Stock.  The above amount does not include 72,430 shares held by adult children of Mr. Lumpkin and 51,848  shares  held  in trust for  the  benefit  of  Mr.  Lumpkin's  adult children of which trust Mr.
       Lumpkin  is not a trustee and of which shares  beneficial  ownership  is also disclaimed.

<F7>   The above amount includes 4,850 shares obtainable through the conversion of Series A Preferred Stock held by Mr. Marvin. The above amount also includes 3,159 shares held by Mr. Marvin's spouse, over which shares Mr.
       Marvin has no voting or investment power and of which Mr. Marvin disclaims beneficial ownership, and 329 shares held by Mr. Marvin's grandchildren, over which Mr. Marvin has shared voting and investment power. The above amount also includes options to purchase 2,500 shares of Common Stock.

<F8>   The   above   amount  includes  40,420  shares  obtainable  through  the conversion of Series  A  Preferred Stock held by Mr.  Melvin.  The above amount also includes options to purchase 1,500 shares of Common Stock.

<F9>   The above amount includes 4,042 shares obtainable through the conversion of Series A Preferred Stock held by Mr. Roley. The above amount also includes 4,042 shares obtainable through the conversion of Series A
       Preferred Stock held by Mr. Roley's spouse and 13,399 shares held by the Peggy A. Roley Trust, over which Mr. Roley has no voting or investment power and of which Mr. Roley disclaims beneficial ownership.
       The above amount also includes options to purchase 1,500 shares of Common Stock.

<F10>  The above amount includes 4,850 shares obtainable through the conversion of Series A Preferred Stock held by Mr. Rowland. The above amount also includes options to purchase 1,500 shares of Common Stock.

<F11>  The  above  amount  includes 7,291 shares held by Mr. Sparks'  children, over which Mr. Sparks shares voting and investment power. The above amount also includes options to purchase 1,500 shares of Common Stock.

<F12>  The above amount includes options to purchase 1,000 shares of Common Stock.

<F13>  The above amount includes 2,021 shares obtainable through the conversion of Series A Preferred Stock held by Mr. Gilliland and 977 shares held by Mr. Gilliland and his spouse, over which Mr. Gilliland has shared voting and investment power. The above amount also includes options to purchase 750 shares of Common Stock.

<F14>  The  above  amount includes options to purchase  500  shares  of  Common
       Stock.

<F15>  Includes an aggregate of 215,842 shares obtainable through conversion of
       Series A Preferred Stock and an aggregate of 14,250 upon the exercise of options.

<F16>  Percentage is calculated on a partially diluted basis, assuming only the conversion of Series A Preferred Stock held by such individual and the exercise of stock options by such individual which are exercisable within 60 days.

<F17>  Percentage  is  calculated  on  a  fully  diluted  basis,  assuming  the conversion of all Series A Preferred Stock held by individuals (except greater than 5% stockholders who are not also directors) included in the above table the exercise of all stock options which are exercisable within 60 days by individuals included in the above table.

     As of February 28, 1999, the Bank acted as sole or co-fiduciary with respect to trusts and other fiduciary accounts which own or hold 99,636 shares or 4.9% of the outstanding Common Stock of the Company, over which the Bank has sole voting and investment power with respect to 76,286 shares or 3.8% of the outstanding Common Stock and shared voting and investment power with respect to 23,350 shares or 1.2% of the outstanding Common Stock.


                PROPOSAL I - ELECTION OF DIRECTORS


     At the annual meeting, the stockholders will be entitled to elect two Class I directors for a term expiring in 2002. The Board of Directors has nominated for election as directors Kenneth R. Diepholz and Gary W. Melvin. The two individuals receiving the highest number of votes cast will be elected as directors of the Company.

     The directors of the Company are divided into three classes having staggered terms of three years. Each of the nominees for election as Class I directors is an incumbent director. The Company has no knowledge that any of the nominees will refuse or be unable to serve, but if any of the nominees becomes unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting. The two nominees, if elected at the annual meeting, will serve as Class I directors for three year terms expiring in 2002.

     The following table sets forth as to each nominee and director continuing in office, his name, age, principal occupation and the year he first became a director of the Company. Unless otherwise indicated, the principal occupation listed for each person below has been his occupation for the past five years.

                    AGE AT APRIL                                         YEAR FIRST      YEAR
                       1, 1999                                             BECAME        TERM
NAME                                PRINCIPAL OCCUPATION                  DIRECTOR      EXPIRES
DIRECTOR NOMINEES
Kenneth R. Diepholz    60           Director  of  the Bank (since 1984) 1990          1999
                                    and  of  the  Company;   President,
                                    Diepholz   Chevrolet,   Oldsmobile,
                                    Cadillac and Geo; Owner,  D-Co Coin
                                    Laundry and Diepholz Rentals.
Gary W. Melvin         49           Director  of the Bank (since  1984) 1990          1999
                                    and  of the  Company;  Director  of
                                    Data  Services  (since  1987);  Co-
                                    Owner, Rural King Stores.
DIRECTORS CONTINUING IN OFFICE
Richard Anthony        64           Director  of  the Bank (since 1966) 1982          2000
Lumpkin                             and of the Company; former Chairman
                                    of   the   Board  of   Consolidated
                                    Communications  Inc.  (until 1997),
                                    Director Ameren CIPS (since  1995);
                                    Director   of  Illuminet  Holdings,
                                    Inc. (since  1989);  Vice Chairman,
                                    McLeod   USA  Inc.  (since   1997);
                                    Chairman,   Illinois   Consolidated
                                    Telephone Company (since 1990).
William G. Roley       69           Director  of the Bank (since  1992) 1985          2000
                                    and of the Company; retired, former
                                    owner of Roley Real Estate.
William S. Rowland     52           Executive  Vice   President  (since 1991          2000
                                    1997),    Treasurer    and    Chief
                                    Financial Officer (since  1989) and
                                    Director  of  the Company; Director
                                    of  Data  Services   (since  1989);
                                    Executive  Vice  President  of  the
                                    Bank (since 1989).
Charles A. Adams       57           Director  of the Bank (since 1989), 1984          2001
                                    of Data Services  (since  1987) and
                                    of  the Company; President,  Howell
                                    Paving, Inc.
Daniel E. Marvin, Jr.  60           Chairman,      President,     Chief 1982          2001
                                    Executive Officer  and  Director of
                                    the Company; Director (since 1980),
                                    Chairman  (since  1983),  President
                                    and Chief Executive Officer  (1983-
                                    1997) of the Bank; Director of Data
                                    Services (1987-1992).
Ray Anthony Sparks     42           Director  of  the Bank (since 1997) 1994          2001
                                    and  of  the Company;  Director  of
                                    Data Services  (since 1996); former
                                    President of Elasco  Agency  Sales,
                                    Inc.  and  Electrical  Laboratories
                                    and   Sales   Corporation;  private
                                    investor.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS
          DIEPHOLZ AND MELVIN FOR A TERM OF THREE YEARS.


         MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS


     The Board of Directors of the Company has established an audit committee and a compensation committee. These committees are composed entirely of outside directors. The Board has also created other company-wide committees composed of officers of the Company and its subsidiaries. The Company does not maintain any standing nominating committee. The full Board acts on all matters relating to the nomination of individuals for election as directors.

     Members of the audit committee are Messrs. Adams, Diepholz, Lumpkin, Melvin, Roley and Sparks. The audit committee reports to the Board of Directors and has the responsibility to review and approve internal control procedures, accounting practices and reporting activities of the Company's subsidiaries. The committee also has the responsibility for establishing and maintaining communications between the Board and the independent auditors and regulatory agencies. The audit committee reviews with the independent auditors the scope of their examinations, with particular emphasis on the areas to which either the audit committee or the auditors believe special attention should be directed. It also reviews the examination reports of regulatory agencies and reports to the full Board regarding matters discussed therein. Finally, it oversees the establishment and maintenance of effective controls over the business operations of the Company's subsidiaries. The audit committee met four times in 1998.

     The members of the compensation committee are Messrs. Adams, Diepholz, Lumpkin, Melvin, Roley and Sparks. The compensation committee reports to the Board of Directors and has responsibility for all matters related to compensation of executive officers of the Company, including review and approval of base salaries, conducting a review of salaries of executive officers compared to other financial services holding companies in the region, fringe benefits, including modification of the retirement plan, and incentive compensation. The compensation committee met two times in 1998.

     A total of 14 regularly scheduled and special meetings were held by the Board of Directors of the Company during 1998. During 1998, all directors attended at least 75 percent of the meetings of the Board and the committees on which they served.


                      EXECUTIVE COMPENSATION


     SUMMARY COMPENSATION INFORMATION. The following table summarizes compensation for services to the Company and the Company's subsidiaries for the years ended December 31, 1998, 1997 and 1996 paid to or earned by the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company. These individuals are sometimes herein referred to as the "named executive officers."

                                                                     ANNUAL                     SECURITIES         ALL OTHER
NAME AND                                                         COMPENSATION<F1>               UNDERLYING          COMPEN-
PRINCIPAL POSITION                     YEAR             SALARY<F2>       BONUS                  OPTIONS (#)           SATION
Daniel E. Marvin, Jr., President and   1998             $ 170,338        $ 44,594                 2,500             $ 26,238<F3>
Chief Executive Officer of the Company 1997             $ 170,338        $ 45,608                10,000             $ 27,093<F3>
                                       1996             $ 170,338        $ 59,848                  --               $ 26,390<F3>

William S. Rowland, Executive Vice     1998             $ 110,000        $ 21,828                 2,000             $ 13,785<F4>
President, Treasurer and Chief         1997             $ 110,000        $ 21,450                 6,000             $ 13,912<F4>
Financial Officer of the Company       1996             $ 105,338        $ 23,570                  --               $ 13,517<F4>

John M. Remsen, Jr., Executive Vice    1998             $ 126,860        $ 24,539                 2,000             $ 8,208<F6>
President of the Company and President 1997<F5>         $ 55,573         $ 9,937                  4,000             $    -
and CEO of the Bank                    1996<F5>         $     --         $    --                    -               $    -

Stanley E. Gilliland, Vice President   1998             $ 96,000         $ 13,286                 1,000             $ 6,676<F6>
of the Company                         1997             $ 96,000         $ 15,264                 3,000             $ 6,686<F6>
                                       1996             $ 91,338         $ 15,435                   -               $ 6,426<F6>

John R. Kuczynski, Vice President of   1998             $ 98,045         $ 22,226                 1,000             $ 6,877<F6>
the Company                            1997             $ 98,045         $ 16,569                 2,000             $ 6,448<F6>
                                       1996<F7>         $ 51,625         $ 9,419                    -               $   --

<F1>   None of the named executive  officers  received any perquisites or other personal benefits, securities, or property in an amount exceeding 10% of his salary and bonus during 1998, 1997 and 1996.

<F2>   Includes deferred amounts.

<F3>   Represents the Company's contributions to  its retirement plan for 1998,
       1997 and 1996 of $12,957, $13,812 and $13,109, respectively, and premium payments for an insurance policy purchased to fund a supplemental retirement and death benefit for Mr. Marvin in the amount of $13,281 for each year.

<F4>   Represents the Company's contributions  to its retirement plan for 1998,
       1997 and 1996 of $7,887, $8,014 and $7,619, respectively, and an annual premium payment for an insurance policy purchased to fund a supplemental retirement and death benefit for Mr. Rowland in the amount of $5,898 for each year.

<F5>   John M. Remsen, Jr. joined the Company on August  15,  1997.   The  1997
       information for Mr. Remsen only reflects the period from August 15, 1997 to December 31, 1997.

<F6>   Represents the Company's contributions to its retirement plan.

<F7>   John  R.  Kuczynski  joined  the  Company  on  June  3,  1996.  The 1996 information for Mr. Kuczynski only reflects the period from June 3, 1996 to December 31, 1996.


    The following table sets forth information regarding individual grants of stock options made during 1998 to the named executive officers.

                                                                              POTENTIAL REALIZABLE
                                                                                VALUE AT ASSUMED
                      NUMBER OF       PERCENT OF                                ANNUAL RATES OF
                      SECURITIES      TOTAL OPTIONS                                STOCK PRICE
                      UNDERLYING      GRANTED TO     EXERCISE    EXPIR-ATION    APPRECIATION FOR
                      OPTIONS         EMPLOYEES IN   PRICE          DATE           OPTION TERM
NAME                  GRANTED(#)<F1>  FISCAL YEAR    PER SHARE                    5%       10%
Daniel E. Marvin, Jr.  2,500               29%         $ 35.00   12/15/08    $ 55,025  $ 139,450
William S. Rowland     2,000               24%         $ 35.00   12/15/08    $ 44,020  $ 111,560
John M. Remsen, Jr.    2,000               24%         $ 35.00   12/15/08    $ 44,020  $ 111,560
Stanley E. Gilliland   1,000               12%         $ 35.00   12/15/08    $ 22,010  $  55,780
John R. Kuczynski      1,000               12%         $ 35.00   12/15/08    $ 22,010  $  55,780

<F1>   The  options  become  exercisable with respect to 25% of the  shares covered thereby on each of the first four anniversaries of the date of grant.

     The following table sets forth information regarding the year-end values of unexercised stock options held by the named executive officers.

                                                 NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                UNDERLYING UNEXERCISED     IN-THE-MONEY STOCK
                                                STOCK OPTIONS AT FISCAL         OPTIONS AT
                                                        YEAR END(#)         FISCAL YEAR END<F1>
                       SHARES
                      ACQUIRED       VALUE                                   EXER-      UNEXER-
NAME               ON EXERCISE(#)  REALIZED  EXERCISABLE   UNEXERCISABLE     CISABLE    CISABLE
Daniel E. Marvin, Jr.    --            --      2,500         10,000         $ 18,731   $ 56,194
William S. Rowland       --            --      1,500          6,500         $  9,990   $ 29,970
John M. Remsen, Jr.      --            --      1,000          5,000         $  4,995   $ 14,985
Stanley E. Gilliland     --            --        750          3,250         $  4,995   $ 14,985
John R. Kuczynski        --            --        500          2,500         $  2,498   $  7,493

<F1>   This amount represents the difference between the market value of one share of the
       Company's Common Stock on December 31, 1998 ($33.50) and the option exercise price times the total number of shares subject to exercisable or unexercisable options.

     EMPLOYMENT AGREEMENTS. In December, 1997, the Company entered into employment agreements with Daniel E. Marvin, Jr. and William S. Rowland. The employment agreements provide for an initial base salary, which may be increased but not decreased, and a bonus of up to 35% of base salary for Mr. Marvin and 25% for Mr. Rowland. Each agreement has an initial term of three years, which may be extended upon mutual agreement. In the event of termination of the respective officer's employment by the Company without cause, the Company will be obligated to pay to such officer an amount equal to one year's salary. In the event such person's employment discontinues following a change in control of the Company, the successor to the Company is obligated to make a lump sum payment to such officer in amount equal to the greater of two years' base salary or the aggregate base salary the officer would have received for the balance of the three year term of the agreement. The employment agreements include a covenant which limits the ability of each officer to compete with the Bank for a period of two years following the termination of his employment. The Company has also entered into a similar agreement with John M. Remsen, Jr., who became the Bank's President in August, 1997.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The members of the compensation committee of the Board of Directors of the Company for the fiscal year ended December 31, 1998 were Messrs. Adams, Diepholz, Lumpkin, Melvin, Roley and Sparks. No such member of the compensation committee is a former or current officer or employee of the Company or its subsidiaries.

     COMPENSATION COMMITTEE REPORT. It is the compensation committee's responsibility to evaluate the performance of management, review total management compensation levels and consider management succession and other related matters. The committee reviews and approves in detail all aspects of compensation for the nine highest paid officers within the Company and uses state, regional and national salary studies to ascertain existing market conditions for personnel.

     The compensation philosophy of the Company is that a portion of the annual compensation of each officer relates to and must be contingent upon the performance of the Company, as well as the individual contribution of each officer. As a result, a portion of each executive officer's annual compensation is based upon the officer's performance, the performance of the operating unit for which the officer has primary responsibility and the performance of the Company as a whole. In 1993, the formulas for measuring performance and awarding bonuses were refined and improved so as to more objectively link financial and individual performance with bonus amounts.

     During 1998, the Company's net income amounted to $5,062,000, a $336,000 (7.1%) improvement from 1997's level. In addition, the Company's market share increased and various other improvements were made in the Company's operating and administrative functions. Accordingly, Messrs. Marvin, Rowland, Remsen, Gilliland and Kuczynski were awarded incentive bonuses of $44,594, $21,828, $24,539, $13,286 and $22,226, respectively. The relationships between the base salaries and incentive compensation of Messrs. Marvin, Rowland, Remsen, Gilliland and Kuczynski for 1998, 1997 and 1996 were as follows:

                     Incentive Compensation as a % of Base Salary

                             1998           1997         1996
Daniel E. Marvin, Jr.         26%           27%          35%
William S. Rowland            20%           20%          22%
John M. Remsen, Jr.           19%           18%          N/A
Stanley E. Gilliland          14%           16%          17%
John R. Kuczynski             23%           17%          18%


     This Compensation Committee Report is submitted by the compensation committee of the Company.


                  COMMON STOCK PRICE PERFORMANCE GRAPH

     The following Common Stock price performance graph compares the cumulative total stockholder return on a $100 investment in the Company's Common Stock to the cumulative total return of the S & P 500 Index and the Nasdaq Bank Stock Index for the period December 31, 1993 through December 31, 1998. The amounts shown assume the reinvestment of dividends.

[Graphic omitted]

                                     12/31/93  12/31/94   12/31/95  12/31/96 12/31/97 12/31/98
First Mid-Illinois Bancshares, Inc.      $100    $103       $136      $166     $264     $295
S & P 500                                $100    $101       $139      $171     $229     $294
NASDAQ Bank Stocks                       $100    $100       $148      $196     $328     $325

                      DIRECTORS' COMPENSATION

     Directors of the Company received a $1,800 quarterly retainer for serving on the Board of Directors in 1998. Directors who are not employees of the Company also were granted in 1998 options to purchase 500 shares of the Company's Common Stock at an exercise price of $35.00 per share. Such options have terms of ten years and became exercisable on their date of grant. Additionally, the Company provides retirement pension benefits to non-employee directors who have attained the age of 70 and who have served as a director for a minimum of ten years upon retirement. The pension is equal to 75% of the compensation received by the director from the Company in the year before retirement. Directors who are not employees of the Company also receive health insurance.


       TRANSACTIONS WITH MANAGEMENT

     Directors and officers of the Company and its subsidiaries and their associates, were customers of and had transactions with the Company and its subsidiaries during 1998. Additional transactions may be expected to take place in the future. All outstanding loans, commitments to loan, transactions in repurchase agreements and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time or comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

     McLeod USA Inc., of which Richard A. Lumpkin is Vice Chairman and a significant shareholder, provides certain telecommunication services to the Company on an ongoing basis.


    NOTICE   PROVISIONS   FOR  STOCKHOLDER  NOMINATIONS OF DIRECTORS


     Any stockholder wishing to nominate an individual for election as a director must comply with certain provisions in the Company's Certificate of Incorporation. The Company's Certificate of Incorporation establishes an advance notice procedure with regard to the nomination, other than by or at the direction of the Board of Directors of the Company, of candidates for election as directors. Generally, such notice must be delivered to or mailed to and received by the Secretary of the Company not fewer than 14 days nor more than 60 days before any meeting at which directors are to be elected. The stockholder must also comply with certain other provisions set forth in the Company's Certificate of Incorporation relating to the nomination of an individual for election as a director. For a copy of the Company's Certificate of Incorporation, which includes the provisions relating to the nomination of an individual for election as a director, an interested stockholder should contact the Secretary of the Company at 1515 Charleston Avenue, P.O. Box 499, Mattoon, Illinois 61938.


      SECTION  16(A)  BENEFICIAL OWNERSHIP  REPORTING COMPLIANCE


     Based solely on a review of copies of Form 3, 4 and 5 beneficial ownership reports and amendments thereto furnished to the Company, and written representations that no other reports were required, the Company believes that its directors, officers and greater than 10% stockholders complied with all applicable requirements of Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended December 31, 1998.


                  INDEPENDENT PUBLIC ACCOUNTANTS


     The Board of Directors has selected KPMG LLP, independent certified public accountants, to serve as the independent auditors of the Company and its subsidiaries for the fiscal year ending December 31, 1999. KPMG LLP has served as the Company's independent auditors since 1992. A representative from KPMG LLP is expected to be present at the annual meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.


       INCLUSION OF STOCKHOLDER  PROPOSALS IN PROXY MATERIALS


     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 1515 Charleston Avenue, P.O. Box 499, Mattoon, Illinois 61938, no later than December 17, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.


                           OTHER MATTERS


     The Board of Directors of the Company does not intend to present any other matters for action at the annual meeting, and the Board has not been informed that other persons intend to present any other matters for action at the annual meeting. However, if any other matters should properly come before the annual meeting, the persons named in the accompanying proxy intend to vote thereon, pursuant to the proxy, in accordance with the recommendation of the Board of Directors of the Company.

Appendix - Proxy Card

PROXY              FIRST MID-ILLINOIS BANCSHARES, INC             PROXY
              Proxy Is Solicited By the Board of Directors
       For the Annual Meeting of Stockholders  -  May 19, 1999

       The undersigned hereby appoints Stanley E. Gilliland, John M. Remsen, Jr. and John R. Kuczynski, or any of them acting in the absence of the others, with power of substitution, as attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of Common Stock that the undersigned would be entitles to vote if then personally present and voting at the Annual Meeting of the Stockholders of First Mid-Illinois Bancshares, Inc., to be held in the lobby of First Mid-Illinois Bank & Trust, 1515 Charleston Avenue, Mattoon, Illinois, on Wednesday, May 19, 1999, at 4:00 p.m., local time, or any adjournments or postponements thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement (receipt of which is hereby acknowledged) as designated on the reverse side and, in their discretion, upon such other business as may come before the meeting.

New address:

                                       (Continued and to be signed and
                                          dated on the reverse side.)

                  FIRST MID-ILLINOIS BANCSHARES, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

1.  Election as directors of all the nominees listed below --

    [box]  For All
    [box]  Withhold All
    [box]  For All Except

    Nominees:  Kenneth R. Diepholz, Gary W. Melvin
    INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name on the line below.

    [line]

2. In their discretion, on such other matters that may properly come before the meeting and any adjournment thereof.

    [box]  Check here if you plan to attend the meeting.

The Board of Directors recommends a vote FOR all the nominees.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATION MADE. IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED HEREON.

DATED:
SIGNATURE(S):

NOTE: Please date and sign exactly as your name(s) appears. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.

    [box]  Check here for address change on reverse side.

                           FOLD AND DETACH HERE
                          YOUR VOTE IS IMPORTANT
           PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                        USING THE ENCLOSED ENVELOP